SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 19, 2002

                            FAUQUIER BANKSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)

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
         Virginia                                 2-25805                           54-1288193
------------------------------------        ------------------               ------------------------
     (State or Other                      (Commission File Number)     (IRS Employer Identification No.)
Jurisdiction of Incorporation)

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10 Courthouse Square, Warrenton, Virginia                         20186
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (540) 347-2700
                                                              --------------
Former name or address, if changed since last report:

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 19, 2002, Fauquier Bankshares, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1 announcing that the Board of Directors has approved a two-for-one stock split of its common stock in the form of a 100 percent stock dividend. New shares resulting from this split are expected to be distributed on or about May 15, 2002 to holders of record as of the close of business on April 30, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits.

    The following Exhibit is filed as part of this report:

Exhibit       Description
-------       -----------

99.1          Press Release of Fauquier Bankshares, Inc., dated April 19, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FAUQUIER BANKSHARES, INC.

Date: April 19, 2002                        By: /s/ Eric P. Graap
                                                     ---------------------
                                                     Eric P. Graap
                                                     Senior Vice President and
                                                     Chief Financial Officer